Summary Prospectus

February 29, 2016

Rx MAR Tactical Growth Fund

Institutional	|	MGMIX	|	78348	C811
Class A	|	MGMAX	|	78348	C779
Class C	|	MGMCX	|	78348	C787

The Fund’s statutory Prospectus and Statement of Additional Information dated February 29, 2016 are incorporated into and made part of this Summary Prospectus by reference. Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.rxfunds.com. You can also get this information at no cost by calling 866-410-2006 or by sending an e-mail request to info@riskxfunds.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Click here to view the fund’s statutory prospectus
or statement of additional information

FUND SUMMARY – RX MAR TACTICAL GROWTH FUND

Investment Objective.

The primary objective of the Rx MAR Tactical Growth Fund (the “Fund”) is long-term growth.

Fees and Expenses of the Fund.

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund (or in any other RiskX Funds). More information about these and other discounts is available from your financial professional and in the “Investing With The Funds” section starting on page 45 of the Funds’ Prospectus.

Institutional Class Shares	Class A Shares	Class C Shares

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price at the time of purchase)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None	None	1.00%(1)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	0.38%	1.00%
Other Expenses	1.18%	1.18%	1.18%
Acquired Fund Fees and Expenses	0.23%	0.23%	0.23%
Total Annual Fund Operating Expenses	2.16%	2.54%	3.16%
Fee Waivers and Expense Reimbursements(2)	-0.93%	-0.93%	-0.93%
Net Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(2)	1.23%	1.61%	2.23%

(1)    Class C shares will be assessed a 1.00% contingent deferred sales charge if redeemed within one year of date of purchase.

(2)    RiskX Investments, LLC (“RiskX Investments” or the “Adviser”) has contractually agreed to reduce the management fee and reimburse expenses until March 1, 2017 in order to keep the Total Annual Fund Operating Expenses to 1.00%, 1.38%, and 2.00% of the Fund’s average net assets for Institutional Class Shares, Class A Shares, and Class C Shares, respectively. The contractual expense limitation does not apply to any taxes, brokerage commissions, interest on borrowings, acquired fund fees, extraordinary expenses, or short sale dividend and interest expenses. The Adviser is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid in any fiscal year of the Fund over the following three fiscal years, as long as the reimbursement does not cause the Fund’s operating expenses to exceed the expense limitation.  The expense limitation may be terminated only by approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class Shares	$125	$586	$1,074	$2,420
Class A Shares	$729	$1,237	$1,769	$3,219
Class C Shares	$329	$888	$1,574	$3,402

For the share class listed below, you would pay the following if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$226	$888	$1,574	$3,402

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year ended, October 31, 2015, the Fund’s portfolio turnover rate was 150% of the average value of its portfolio.

Principal Investment Strategies, Risks and Performance.

Principal Strategies. The Fund seeks to achieve its investment objective by allocating net assets to four asset classes (equity, fixed income, cash and commodities) and multiple sub-asset classes (subsets of the four asset classes) through investments in exchange-traded funds (“ETFs”) whose underlying investments trade in U.S. and international, both developed and emerging markets, but are listed on U.S. exchanges. The underlying investments of the ETFs will include the following:

➢  Common and preferred stocks of all market capitalizations and investment types (e.g., value and growth) in global markets, including emerging markets, all of which are considered to be sub-asset classes;

➢  Fixed-income securities with varying maturities and credit quality, including high yield securities (commonly known as “junk bonds”), convertible debt, investment grade corporate bonds, asset- and mortgage-backed securities, municipal bonds and both domestic and foreign sovereign debt bonds, including those in emerging markets, all of which are also examples of sub-asset classes; and

➢  Commodities (e.g., gold).

In addition, the Fund treats cash equivalents as an asset class and has the ability to fully invest in cash or cash equivalents as a potential defense against volatile market downturns.

The Fund may also invest in a basket of securities which represent an asset class or investment type if it is determined that investing in the ETF for that investment type is not feasible or otherwise not in the best interest of the Fund.

Cougar Global Investments Ltd. (the “Sub-Adviser” or “Cougar Global”) employs a proprietary asset allocation model to structure the portfolio across multiple asset classes and sub-asset classes based on the interplay of their return and downside-risk profile: First, the Sub-Adviser uses a Macroeconomic Assessment of Risk (“MAR”) analysis to create its forecast of the macroeconomic environment over a one-year time horizon. Second, the Sub-Adviser uses statistical models to establish what impact it believes the macroeconomic environment may have on the risk/return profile and correlations of multiple asset classes.  This provides a measure of how the asset classes and sub-asset classes may behave under different macroeconomic scenarios. Third, the Sub-Adviser selects asset classes and sub-asset classes it believes will achieve the highest total return as is consistent with the Fund’s return and downside-risk profile. Finally, the Fund’s portfolio is revised and rebalanced monthly if the expected returns and downside-risk for the current holdings have changed.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Sub-Adviser decides to re-allocate portions of the portfolio in response to changes in the U.S. and global economy and in various investment markets. The Fund’s Sub-Adviser may engage in frequent buying and selling of portfolio securities to pursue the Fund’s investment objective. The Fund seeks to have a greater than moderate amount of risk relative to the Rx MAR Tactical Moderate Growth Fund.

The Fund is a “fund of funds”. The term “fund of funds” is typically used to describe mutual funds whose primary investment strategy involves investing in other investment companies, such as ETFs and other mutual funds. The Fund is best suited for long-term investors.

In addition to investing primarily in ETFs, the Fund may also invest in short-term money market securities, cash, money market mutual funds and Treasury Bills for temporary purposes and for cash flow management.

Principal Risks.  Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the level of risk you are willing to take. You could lose money by investing in the Fund. The Fund is not intended to be a complete investment program. A summary of the principal risks of investing in the Fund can be found below:

ETF Risks. The following are various types of risks to which the Fund is subject based on the certain types of ETFs in which the Fund will be investing:

General ETF Risk. The cost to a shareholder of investing in the Fund may be higher than the cost of investing directly in ETF shares and may be higher than other mutual funds that invest directly in the related securities.  Shareholders will indirectly bear fees and expenses charged by the ETFs in addition to the Fund’s direct fees and expenses.  Because the value of ETF shares depends on the demand in the market, the adviser may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting performance.

Tracking Error Risk. ETF’s typically trade on securities exchanges and their shares may, at times, trade at a premium or discount to their net asset values (“NAV”).  In addition, an ETF that tracks an index may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held.

Fund of Funds Structure Risk. Investments in securities of other investment companies, including ETFs, are subject to statutory limitations prescribed by the Investment Company Act of 1940 (the “1940 Act”). Absent an available exemption, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Many ETFs have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETF’s shares beyond the above statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the particular ETF and the investing fund. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.  If the Fund is unable to rely on an ETF’s exemptive order, the limitations discussed above may prevent the Fund from allocating its investments in the manner the Sub-Adviser considers prudent, or cause the Sub-Adviser to select an investment other than that which the Sub-Adviser considers suitable.

Because the Fund’s investments are concentrated in underlying funds, and the Fund’s performance is directly related to the performance of such underlying funds, the ability of the Fund to achieve its investment objective is directly related to the ability of the underlying funds to meet their investment objectives.

Equity Securities Risk.  In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Foreign Securities Risk.  To the extent the Fund invests in foreign securities including depositary receipts, such investments are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets.

Emerging Markets Risk.  The Fund may invest in foreign securities that may include securities of companies located in developing or emerging markets, which entail additional risks, including: less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict securities investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

Foreign Currency Risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall. Currency rates in foreign countries may fluctuate significantly over short periods of time.

Political Risk. A greater potential for revolts, and the expropriation of assets by governments exists when investing in securities of foreign countries.

Medium- and Small- Cap Risk. Because mid-sized and small companies tend to have limited business lines, financial resources, and competitive advantages compared to larger companies, their stock prices tend to fluctuate more than those of larger companies and may move in a different direction than the broader market.  Shares of small companies in particular may be thinly traded, making them potentially more difficult to buy or sell at a desired time or price.  Rising interest rates and changes in key personnel may also hurt small businesses more than larger ones.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

Interest Rate and Duration Risk.    The Fund’s share price and total return will vary in response to changes in interest rates.  If rates increase, the value of the Fund’s investments generally will decline, as will the value of your investment in the Fund.  Longer-term securities are subject to greater interest rate risk.  Duration is a measure of the sensitivity of a security’s price to changes in interest rates.  The longer a securities duration, the more sensitive it will be to changes in interest rates.  Similarly, a fund with a longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with a shorter average fund duration.

Credit Risk.  The issuer of a fixed income security may not be able to make interest and principal payments when due.  Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation, which could result in a loss to the Fund.

High Yield Securities Risk.  Lower rated securities are subject to greater risk of loss of income and principal than higher rated securities and may have a higher incidence of default than higher-rated securities. The prices of lower rated securities are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. High yield securities are commonly referred to as “junk bonds” and are considered to be speculative.

Asset- and Mortgage-Backed Securities Risk. Mortgage-backed securities (“MBS”) (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these MBS and asset-backed securities differ from traditional fixed income securities. Like traditional fixed income securities, the value of MBS or asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on MBS or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, MBS and asset-backed backed securities are subject to prepayment risk and extension risk. Because of prepayment risk and extension risk, MBS react differently to changes in interest rates than other fixed income securities. Asset-backed securities entail certain risks not presented by MBS, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults.

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Liquidity Risk. An underlying fund may invest to a great degree in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments.  These funds may invest in securities that may become less liquid in response to market developments or adverse investor perceptions.  Investments that are illiquid or that trade in lower volumes may be more difficult to value.  When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all.  An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Municipal Bonds Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Management Risk. The Fund is subject to management risk, because it is an actively managed investment portfolio, and may not achieve its objective if the sub-adviser’s expectations regarding particular securities or markets are not met. The investment techniques and risk analysis used by the Fund’s and the underlying funds’ portfolio managers may not produce the desired results. Because an underlying fund’s investment process relies heavily on its asset allocation process, market movements that are counter to the portfolio managers’ expectations may have a significant adverse effect on an underlying fund’s NAV. Further, the portfolio managers’ use of instruments that provide economic leverage increases the volatility of an underlying fund’s NAV, which increases the potential of greater losses that may cause an underlying fund to liquidate positions when it may not be advantageous to do so.

Sovereign Debt Risk. Investing in sovereign debt will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors. In addition, foreign governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments. Moreover, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

U.S. Government Obligations Risk.  U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). These securities may have less credit risk than U.S. government securities not supported by the full faith and credit of the United States. With respect to U.S. government securities that are not backed by the full faith and credit of the U.S. Government, there is the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Commodity Risk. Investments in commodities, such as gold, or in commodity-linked instruments, will subject the Fund’s portfolio to volatility that may also deviate from price movements in equity and fixed income securities.

Non-Diversified Fund Risk. The Fund is “non-diversified” under the 1940 Act, and therefore is not required to meet certain diversification requirements under federal laws. The Fund may invest a greater percentage of its assets in the securities of an issuer. However, a decline in the value of a single investment could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

High Portfolio Turnover Rate Risk. High portfolio turnover rates could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%) and could increase brokerage commission costs.

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Past Performance. The bar chart and the table listed below give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1 year period and since inception (December 19, 2013) compare with that of the Fund’s benchmark, the MSCI All Country World Index, as well as a blended benchmark which is a constant-weighted mix comprised of the Citigroup USBIG Bond Index (40%), the S&P 500 Total Return (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly. This index was chosen because it is a mix that is common among managers with similar investment strategies in the industry.

Past performance (before and after taxes) does not indicate how the Fund will perform in the future.

The returns in the bar chart below are for the Institutional Class Shares and do not include sales loads or account fees; if such amounts were reflected, returns would be less than those shown. Returns for Class A and Class C shares will differ because of differences in the expenses of each class.

Updated performance figures are available on the Fund’s website at www.riskxfunds.com or by calling the Fund at 1-888-266-8787.

Best quarter:	3.96%	Q4 2014
Worst quarter:	(8.87)%	Q3 2015

AVERAGE ANNUAL TOTAL RETURNS For the Period Ended December 31, 2015
	1 Year	Since Inception(1)
Institutional Class Shares
Return Before Taxes	-3.99%	1.51%
Return After Taxes on Distributions	5.27%	7.03%
Return After Taxes on Distributions and sale of shares	3.14%	5.45%
Class A Shares (Return Before Taxes)	-9.76%	-1.73%
Class C Shares (Return Before Taxes)	-5.89%	0.54%
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	2.37%	2.08%
Blended Index(2) (reflects no deduction for fees, expenses or taxes)	0.56%	5.19%

(1) For the period December 19, 2013 through December 31, 2015.

(2) The Blended Benchmark is a constant-weighted mix comprised of the Citigroup U.S. Broad Investment Grade Bond Index (40%), the S&P 500 Index (50%), and the MSCI All Country World ex-U.S. Index (10%). The custom benchmark is rebalanced monthly.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Returns for Class A shares and Class C shares reflect the deduction of sales loads. After-tax returns for Class A shares and Class C shares, which are not shown, will vary from those shown for Institutional Class shares.

Management.

Investment Advisers.

The Adviser for the Fund is RiskX Investments, LLC (“RiskX Investments”) (formerly, American Independence Financial Services, LLC).

The Sub-Adviser for the Fund is Cougar Global Investments Ltd. (“Cougar Global”).

Portfolio Management.

Portfolio Manager Name	Primary Title	Firm	Managed the Fund Since

Dr. James Breech	Chief Executive Officer and Portfolio Manager	Cougar Global	2013
Charles McNally	Portfolio Manager	RiskX Investments	2013

Purchase and Sale Information.

Purchase minimums

	Institutional Class Shares	Class A Shares	Class C Shares
Initial Purchase	$3,000,000	$5,000	$5,000
Subsequent Purchases	$5,000	$250	$250

How to purchase and redeem shares on any business day:

•       Through Matrix Capital Group, Inc. (the “Distributor”)

•       Through banks, brokers and other investment representatives

•       Through retirement plan administrators and record keepers

•       Purchases: by completing an application and sending a check to the Fund at the address below (an application can be obtained through the Fund’s website at www.riskxfunds.com or by calling 1-888-266-8787).

•       Redemptions: by calling 1-888-266-8787 or by writing to the Fund at the address below:

RiskX Funds
P.O. Box 8045
Boston, MA 02266-8045

Tax Information.

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged investment plan.

Financial Intermediary Compensation.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.